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Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, Roy W. Spradlin, Chairman, President, and CEO of U.S. Physical Therapy, Inc. (the "Company") and J. Michael Mullin, Chief Financial Officer of the Company, certify that:

     (1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         /s/ Roy Spradlin
         ----------------------------
Name:    Roy W. Spradlin
Title:   Chairman, President and CEO
Date:    November 14, 2002



         /s/ J. Michael Mullin
         -----------------------------
Name:    J. Michael Mullin
Title:   Chief Financial Officer
Date:    November 14, 2002


     This Certification is made solely pursuant to the requirements of Section 1350 of 18 U.S.C., and is not for any other purpose.

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